Investments (Schedule of Held-To-Maturity Investments) (Details) - Certificates of deposit, tri-party repurchase agreement, corporate notes and bonds [Member] - USD ($)	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Schedule of Trading Securities and Other Trading Assets [Line Items]
Amortized Cost	$ 6,742,987	$ 10,698,982	$ 17,297,165
Gross Unrealized (Losses)	(2,814)	(2,209)	(16,493)
Estimated Fair Value	6,740,173	10,696,773	17,280,672
Less than 1 year	6,742,987	10,698,982	17,297,165
Total	$ 6,742,987	$ 10,698,982	$ 17,297,165